UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

KKR & CO. L.P.
KKR FINANCIAL HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction	001-33437	11-3801844
of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
9 West 57th Street, Suite 4200, New York, NY	10019
555 California Street, 50th Floor, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(415) 315-3620
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On February 11, 2016, KKR & Co. L.P. (“KKR”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015.  While the release may contain certain information regarding KKR Financial Holdings LLC (“KFN”), KFN will be separately reporting its financial results for the quarter and year ended December 31, 2015 in its annual report on Form 10-K.

The press release is furnished as Exhibit 99.1 to this Report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit furnished by this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated February 11, 2016, announcing its results for the quarter and year ended December 31, 2015 (This exhibit is furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.
By: KKR Management LLC, its general partner

		By:	/s/ William J. Janetschek
		Name:	William J. Janetschek
		Title:	Chief Financial Officer

KKR FINANCIAL HOLDINGS LLC

		By:	/s/ Thomas N. Murphy
		Name:	Thomas N. Murphy
Date:	February 11, 2016	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of KKR & Co. L.P., dated February 11, 2016, announcing its results for the quarter and year ended December 31, 2015 (This exhibit is furnished and not filed)